SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)       March 15, 2006
ProLogis

(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12846	74-2604728

(Commission File Number)	(I.R.S. Employer Identification No.)

4545 Airport Way, Denver, Colorado	80239

(Address of Principal Executive Offices)	(Zip Code)
(303) 567-5000

(Registrant’s Telephone Number, Including Area Code)
14100 East 35th Place, Aurora, Colorado 80011

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 15, 2006, the Board of Trustees of ProLogis adopted an Amendment to the Amended and Restated Bylaws of ProLogis, providing for the amendment of certain provisions of the Amended and Restated Bylaws relating to the election of members of the Board of Trustees. The Amendment to the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following document has been filed as an exhibit to this report and is incorporated by reference herein as described above.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws, dated as March 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
March 17, 2006	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws, dated as March 15, 2006.